UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2026

Hennessy Capital Investment Corp. VII

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42479	98-1813620
(Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US Hwy 50, Suite 207 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(775) 339-1671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A ordinary shares, par value $0.0001 per share	HVII	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-twelfth (1/12) of one Class A ordinary share	HVIIR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one right	HVIIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 24, 2026, Hennessy Capital Investment Corp. VII, a Cayman Islands exempted company with limited liability (“HVII”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with its previously disclosed proposed business combination transaction (the “Business Combination”) described in (i) that certain Business Combination Agreement, dated as of October 22, 2025 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among HVII, Solis Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of HVII (“Merger Sub”), and ONE Nuclear Energy LLC, a Delaware limited liability company (“ONE Nuclear”), and (ii) HVII’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on, and mailed to HVII shareholders on or about, August 3, 2026 (the “Definitive Proxy Statement/Prospectus”).

Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Extraordinary General Meeting and the relating voting results are set forth below. Each Proposal voted on at the Extraordinary General Meeting is described in detail in the Definitive Proxy Statement/Prospectus.

As of the close of business on July 31, 2026, the record date for the Extraordinary General Meeting, there were 26,023,333 ordinary shares of HVII issued and outstanding and entitled to vote at the Extraordinary General Meeting, consisting of 19,690,000 Class A ordinary shares, par value $0.0001 per share, of HVII (each, a “Class A Ordinary Share”), and 6,333,333 Class B ordinary shares, par value $0.0001 per share, of HVII (each, a “Class B Ordinary Share”).

A total of 19,589,191 shares, representing approximately 75.28% of the shares entitled to vote, was present in person or by proxy at the Extraordinary General Meeting, constituting a quorum. Capitalized terms used herein that are not otherwise defined have the meaning set forth in the Definitive Proxy Statement/Prospectus.

The following Proposals were submitted to and approved by the HVII shareholders at the Extraordinary General Meeting:

Proposal No. 1 – The Business Combination Proposal

To consider and vote upon a proposal to approve, by ordinary resolution, the Business Combination Agreement, pursuant to which, among other things, at the closing of the transactions contemplated thereby (the “Closing”) and following the Domestication (as defined below), Merger Sub will merge with and into ONE Nuclear (the “Merger”), with ONE Nuclear being the surviving company of the Merger and ultimately continuing as a direct wholly-owned subsidiary of HVII (HVII as of and following the Merger, “New ONE Nuclear”), and the transaction contemplated thereby. The Business Combination Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,348,112	241,079	0	0

Proposal No. 2 – The Domestication Proposal

To consider and vote upon a proposal to approve, by special resolution of holders of Class B Ordinary Shares, a change in the corporate structure and domicile of HVII, which will be accomplished by continuation of HVII from an exempted company with limited liability incorporated in accordance with the laws of the Cayman Islands to a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The Domestication will be effected prior to the Closing on the date of the Closing by HVII filing a certificate of corporate domestication and the proposed new certificate of incorporation of HVII (the “New ONE Nuclear Charter”) with the Delaware Secretary of State and filing an application to de-register with the Registrar of Companies of the Cayman Islands. Upon the effectiveness of the Domestication, HVII will become a Delaware corporation and in connection with the Business Combination all outstanding securities of HVII will convert into corresponding securities of common stock of New ONE Nuclear. The Domestication Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
6,203,333	0	0	0

Proposal No. 3 – The Stock Issuance Proposal

To consider and vote upon a proposal to approve, by ordinary resolution, for purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC, the issuance or potential issuance of more than 20% of the issued and outstanding shares of New ONE Nuclear common stock to the holders of units of ONE Nuclear as of immediately prior to the effective time of the Merger. The Stock Issuance Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,348,112	241,079	0	0

Proposal No. 4 – The Organizational Documents Proposal

To consider and vote upon a proposal to approve, by special resolution, and adopt the New ONE Nuclear Charter and the proposed new bylaws (the “New ONE Nuclear Bylaws” and, together with the New ONE Nuclear Charter, the “New ONE Nuclear Organizational Documents”) of HVII to be in effect following the Domestication. The Organizational Documents Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
19,348,112	241,079	0	0

Proposal No. 5 – The Advisory Organizational Documents Proposals

To consider and vote upon six separate governance proposals to approve, in each case by way of special resolution and on a non-binding and advisory basis only, certain material changes between the HVII Charter and the New ONE Nuclear Charter and New ONE Nuclear Bylaws, which are being presented in accordance with SEC guidance and to give HVII shareholders the opportunity to present their separate views on important corporate governance procedures, specifically the following subproposals:

5A.	A proposal to provide that under the New ONE Nuclear Charter, New ONE Nuclear would be authorized to issue 501,000,000 total shares, consisting of (a) 500,000,000 shares of common stock, par value $0.0001 per share, and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share; the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,387	241,121	1,453,683	0

5B.	A proposal to provide that the New ONE Nuclear Charter would require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose, to amend or repeal provisions of the New ONE Nuclear Charter; provided, however, that the affirmative vote of holders of at least 66.67% of the voting power of all the then-outstanding shares of voting stock of New ONE Nuclear, voting together as a single class, shall be required to amend, alter, repeal or rescind certain provisions of the New ONE Nuclear Charter relating to special meetings of New ONE Nuclear stockholders, the absence of action by written consent, directors’ and officers’ limitation of liability and indemnification, exclusive forum, amendment of the New ONE Nuclear Bylaws and the amendment process of the New ONE Nuclear Charter; the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,935,466	200,042	1,453,683	0

5C.	A proposal to provide that the New ONE Nuclear Charter would require the affirmative vote of stockholders voting at least 66.67% of the voting power of all of the then-outstanding shares of voting stock of New ONE Nuclear entitled to vote at an election of directors for the removal of directors with cause; the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,694,387	441,116	1,453,688	0

5D.	A proposal to provide that the New ONE Nuclear Organizational Documents would adopt (a) Delaware as the exclusive forum for certain stockholder litigation and (b) the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended; the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,079,365	1,056,138	1,453,688	0

5E.	A proposal to provide that the New ONE Nuclear Charter would provide that stockholders are required to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting; the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,079,370	1,056,138	1,453,683	0

5F.	A proposal to provide that the New ONE Nuclear Charter would eliminate certain provisions related to HVII’s status as a blank check company; the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,279,365	856,138	1,453,688	0

Proposal No. 6 – The Incentive Plan Proposal

To consider and vote upon a proposal, by way of ordinary resolution, to approve and adopt the ONE Nuclear Equity Incentive Plan and any form award agreements thereunder. The Incentive Plan Proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
17,894,424	241,079	1,453,688	0

Proposal No. 7 – The Director Election Proposal

To consider and vote upon a proposal to elect, by ordinary resolution, seven (7) directors, effective as of the Closing, to serve as Class I, Class II and Class III directors with staggered terms on the board of directors of New ONE Nuclear until the date of the first, second and third annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified, subject to such director’s earlier death, disqualification, resignation, or removal, specifically the following director nominees:

7A.	Richard Taylor (Class III); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,434	241,074	1,453,683	0

7B.	Robert Carilli (Class III); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,694,434	441,074	1,453,683	0

7C.	Kevin Dowd (Class III); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,434	241,074	1,453,683	0

7D.	Daniel J. Hennessy (Class I); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,434	241,074	1,453,683	0

7E.	Darryl Willis (Class II); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,434	241,074	1,453,683	0

7F.	Kyle Crowley (Class II); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,434	241,074	1,453,683	0

7G.	Elizabeth Williams (Class I); the votes were as follows:

For	Against	Abstain	Broker Non-Votes
17,894,384	241,124	1,453,683	0

Proposal No. 8 – The Adjournment Proposal

To consider and vote upon a proposal to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented at the Extraordinary General Meeting to shareholders for vote, (ii) in order to seek withdrawals from HVII shareholders who have exercised their redemption right, or (iii) as otherwise determined by the Chairman of the Extraordinary General Meeting, in his sole discretion, to facilitate the Domestication, the Merger or any other transaction contemplated by the Business Combination Agreement or the related agreements.

As there were sufficient votes to approve the Business Combination Proposal, the Domestication Proposal, the Stock Issuance Proposal, the Organizational Documents Proposal, the Advisory Organizational Documents Proposals, the Incentive Plan Proposal, and the Director Election Proposal, the Adjournment Proposal was not presented to HVII shareholders.

Item 8.01 Other Events.

In connection with the Extraordinary General Meeting, HVII shareholders submitted preliminary requests to redeem 18,807,662 Class A Ordinary Shares for a pro rata portion of the funds in HVII’s trust account. These preliminary requests remain subject to withdrawal or reversal with HVII’s consent prior to the Closing of the Business Combination. The Closing of the Business Combination remains subject to the satisfaction or waiver of applicable closing conditions, including the receipt of approval for listing on the Nasdaq Stock Market LLC, and may not occur. Accordingly, the final number of Class A Ordinary Shares to be redeemed, the aggregate redemption payment, the per-share redemption price, the proceeds remaining in HVII’s trust account, HVII’s post-closing cash and the post-closing public float cannot be determined until the Closing. HVII intends to disclose the final redemption results promptly following the Closing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VII

By:	/s/ Nicholas Geeza
Name:	Nicholas Geeza
Title:	Chief Financial Officer

Dated: August 24, 2026